READY ASSETS U.S.A. GOVERNMENT MONEY FUND

(the “Fund”)

Supplement dated September 2, 2015 to the Statement of Additional Information

of the Fund, dated August 28, 2015

This Supplement was previously filed on July 29, 2015.

The Board of Trustees of the Fund (the “Board”), has approved an investment policy in order for the Fund to meet the definition of a “government money market fund” under Rule 2a-7 under the Investment Company Act of 1940, as amended. The Board has not chosen to subject the Fund to discretionary or default liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets. These changes will become effective October 1, 2015. Accordingly, effective October 1, 2015, the Fund’s Statement of Additional Information is amended as follows:

The fifth paragraph of the section of Part I entitled “I. Investment Objective and Policies” is deleted in its entirety and replaced with the following:

The Fund invests at least 99.5% of its total assets in cash, U.S. Treasury bills, notes, and other obligations issued or guaranteed as to principal and interest by the U.S. Government, and repurchase agreements secured by such obligations or cash. In managing the Fund, BlackRock Advisors, LLC (“BlackRock” or the “Manager”) will employ a number of professional money management techniques, including varying the composition of investments and the average maturity of the portfolio based on their assessment of the relative values of the various securities and future interest rate patterns. These assessments will respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. The Manager also will seek to improve yield by taking advantage of yield disparities that regularly occur in the money market. For example, market conditions frequently result in similar securities trading at different prices. Also, there frequently are differences in yields between the various types of money market securities. The Fund seeks to enhance yield by purchasing and selling securities based on these yield disparities.

Shareholders should retain this Supplement for future reference.

SAI-10152-0915SUP